Exhibit 10.4

[***] indicates that certain confidential information contained in this document, marked by brackets, has been omitted because the information is (i) not material and (ii) would be competitively harmful if disclosed.

Execution Version

SECOND AMENDMENT TO
MARKETING AGREEMENT

This SECOND AMENDMENT TO MARKETING AGREEMENT (this “Amendment”), dated as of November 17, 2017 (the “Amendment Effective Date”), is made by and between WEBBANK, a Utah-chartered industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and PROSPER MARKETPLACE, INC., a Delaware corporation having its principal location in San Francisco, California (“Company”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Existing Marketing Agreement (as defined below).

RECITALS

WHEREAS, reference is made to that certain Marketing Agreement, dated as of July 1, 2016, by and between Bank and Company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Marketing Agreement”); and

WHEREAS, the Parties desire to amend the Existing Marketing Agreement to provide for certain amendments to the Program terms.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Company mutually agree as follows:

1.                   A new Section 42 is added to the Existing Marketing Agreement as follows: “42. Series 1 Loans. The terms set forth in Schedule 42 apply to this Agreement as if fully set forth herein.” A new Schedule 42 is added to the Agreement in the form set forth in Exhibit A attached hereto.

2.                   Section 6(c) of the Existing Marketing Agreement is hereby amended by inserting the following sentence at the end thereof: “Notwithstanding the foregoing, [***] held by Bank shall not be included [***].”

3.                   The following definition is added to Schedule 1 to the Existing Marketing Agreement:

“Series 1 Loan” shall have the meaning set forth in Schedule 42 to this Agreement.

4.                   Miscellaneous.

(a)	Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Existing Marketing Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Marketing Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Existing Marketing Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken and construed as an integral part of the Existing Marketing Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Marketing Agreement. In the event of any inconsistency between this Amendment and the Existing Marketing Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the Program Documents or amendments thereto to the Existing Marketing Agreement shall be deemed to mean the Existing Marketing Agreement as amended by this Amendment.

(b)	Counterparts. This Amendment may be executed and delivered by the Parties in any number of counterparts, and by different parties on separate counterparts, each of which counterpart shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(c)	Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

WEBBANK

By: ______________________________
Name:
Title:

[Signature Page to Second Amendment to Marketing Agreement]

PROSPER MARKETPLACE, INC.

By: ______________________________
Name:
Title:

[Signature Page to Second Amendment to Marketing Agreement]

Exhibit A

Schedule 42
Series 1 Loans

(a)	“Series 1 Loans” shall be those Loans originated to Borrowers with [***] at the time of Application in [***] (and with [***] greater than [***]), [***] (and with [***] greater than [***]), [***] (and with [***] greater than [***]), and [***] (and with [***] greater than [***]).
(b)	Notwithstanding anything to the contrary contained in the Program Documents or the inclusion of [***] on any Funding Statement, Assets related to Series 1 Loans shall [***]. Company shall pay to Bank the [***] and [***] in respect of each Series 1 Loan as if such Series 1 Loan [***], and Company may also collect the [***], to the same extent it would collect such [***] from owners of other Loans; provided, that the [***] for Series 1 Loans shall be calculated at an [***] applicable to that [***], less the [***]. To the extent Bank sells any Series 1 Loans or any participation interests in Series 1 Loans, Bank shall promptly notify Company of the identity of the purchaser thereof. Notwithstanding anything to the contrary contained in the Program Documents, the Series 1 Loans retained by Bank shall be excluded from the [***] for the purpose of Section [***] of [***] to the Asset Sale Agreement.
(c)	For the avoidance of doubt, and without limiting any other rights of Bank under the Program Documents, Series 1 Loans shall be subject to the terms of the Servicing Agreement beginning on the second Business Day after origination, and a Servicing Fee as determined under the Servicing Agreement shall apply beginning on the second Business Day after origination.
(d)	For purposes of calculating the Marketing Fee under Schedule 6 to this Agreement for Series 1 Loans originated by Bank, the Designated Percentage shall be [***] by [***] to the amount of the Designated Percentage that would otherwise apply for the calculation of the Marketing Fee on such Loan under [***]. If any Series 1 Loan is cancelled and unwound, such that the Origination Fee is refunded to the Borrower, then the Parties shall unwind the payment of the amounts contemplated by this Section (d) for such Series 1 Loan.
(e)	Bank may terminate the origination of additional Series 1 Loans [***]; provided, that Bank shall provide at least [***] written notice, unless such [***]. Following the origination of [***] in the aggregate of Series 1 Loans, then [***].
(f)	Company may terminate this Schedule 42 immediately upon written notice to Bank if [***] as provided in Section 6(b) of this Agreement and such failure is not cured by Bank within [***] after Company provides notice of [***] to Bank, provided, that Company may not exercise a right of termination if the [***].
(g)	Series 1 Loans shall be [***] held by Bank (or its Affiliates) for purposes of [***].

Schedule 42 – Page 1